Supplement dated May 31, 2022
to the following statutory prospectus(es):
J.P. Morgan Multi-Asset Choice and J.P. Morgan Multi-Asset Choice New York dated May 1, 2022
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.	The following underlying mutual funds are offered as investment options under the contract. The Current Expenses are updated as indicated below:

Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Digital Evolution Strategy Fund: Class Y
Investment Advisor: Nationwide Fund Advisors
	Investment Sub-Advisor: J.P. Morgan Investment Management Inc.	0.62%*
Equity	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Innovators Fund: Class Y Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: J.P. Morgan Investment Management Inc.	0.62%*
Equity	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Large Cap Growth Fund: Class Y Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: J.P. Morgan Investment Management Inc.	0.62%*
Equity	Nationwide Variable Insurance Trust - NVIT J.P. Morgan US Technology Leaders Fund: Class Y Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: J.P. Morgan Investment Management Inc.	0.62%*
*	This underlying mutual fund’s current expenses reflect a temporary fee reduction.
PROS-0663
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